SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2004


           Delaware                         Golden Spirit Mining Ltd.

         State or other jurisdiction of    (Exact name of registrant as
          incorporation or organization)     specified in its charter)

                                   52-2132622

                      (I.R.S. Employer Identification No.)

      1288 Alberni Street, Suite 806, Vancouver, British Columbia, Canada

                    (Address of principal executive offices)

                                    V6E 4N5

                                   (Zip Code)

                                 (604) 664-0484

              (Registrant's telephone number, including area code)


                          Golden Spirit Minerals Ltd.

         (Former name or former address, if changed since last report)

===============================================================================

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

 On November 30, 2004, the Registrant accepted the resignation of Robert Waters as Secretary, Treasurer, Director and Chief Financial Officer of the Registrant. The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

On November 30, 2004, Carlton Parfitt was appointed Secretary, Treasurer, Director and Chief Financial Officer of the Registrant.




SECTION 9.  EXHIBITS.


(c)  Exhibits

Exhibit No.        Description
-----------     --------------------------
10.01	Carlton Parfitt Letter of Consent to Act.

17.01	Robert Waters Letter of Resignation.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

				       	Golden Spirit Mining Ltd.

					/s/: Robert Waters
                                        ----------------------
DATED:  December 1, 2004		By:
					   Robert Klein, President